Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. §1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Iteris, Inc. (the “Company”) on Form 10-K for the fiscal year ended March 31, 2024 as filed with the Securities and Exchange Commission (the “Report”), I, Kerry A. Shiba, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 13, 2024
/s/ KERRY A. SHIBA
Kerry A. Shiba
Senior Vice President and Chief Financial Officer, Treasurer, and Secretary (Principal Financial and Accounting Officer)
A signed original of this written statement required by Section 906, or any other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.